Supplement to the
Fidelity® Municipal Money Market Fund
October 30, 2019
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.25%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.17%
Total annual operating expenses(a)	0.42%

(a)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of the fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the fund will be able to avoid a negative yield.

The following information replaces similar information found in the “Fund Basics” section under the "Principal Investment Risks" heading.

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

MMM-20-01 1.471730.130	June 17, 2020